WARRANT AGREEMENT
                        OF NATIONAL PARKING SYSTEMS, INC.

                                1,000,000 SHARES

                           DATED AS OF JANUARY 5, 2005

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                                WARRANT AGREEMENT

     This WARRANT AGREEMENT (this "Agreement") is made and entered into as of January 5, 2005 (the "Issuance Date"), by and between National Parking Systems, Inc., a Nevada corporation (the "Company"), and London Finance Group, Ltd., or its assigns (the "Holder").

     The  Company  and  the  Holder  hereby  agree  as  follows:

SECTION 1.     ISSUANCE OF THE WARRANT; TRANSFERABILITY AND FORM OF THE WARRANT.

     a. THE WARRANT. The Company hereby grants to the Holder a warrant attached hereto as Annex A (the "Warrant") to purchase up to an aggregate of 1,000,000 shares of the common stock of the Company (the "Common Stock"), at an exercise price of $0.10 per share. The shares of fully paid, duly authorized and non-assessable Common Stock issuable upon exercise of the Warrant are referred herein as the "Warrant Shares."

     b. TRANSFER RESTRICTIONS. Holder agrees not to sell, transfer or otherwise dispose of the Warrant or Warrant Shares, unless a registration statement under the Securities Act of 1933, as amended (the "Securities Act"), is in effect with regard thereto or unless such sale, transfer or other disposition is made pursuant to a transaction exempt from such registration and registration or qualification under applicable state securities laws.

     c. TRANSFER - GENERAL. Subject to the terms hereof, the Warrant shall be transferable only on the books of the Company maintained at its principal office upon delivery thereof duly endorsed by the Holder or by its duly authorized attorney or representative, or accompanied by proper evidence of succession, assignment or authority to transfer. In all cases of transfer, the original power of attorney, duly approved, or a copy thereof, duly certified, shall be deposited and remain with the Company. In case of transfer by executors, administrators, guardians or other legal representatives, duly authenticated evidence of their authority shall be produced, and may be required to be deposited and to remain with the Company in its discretion. Upon any registration of transfer, the person to whom such transfer is made shall receive a new Warrant or Warrants as to the portion of the Warrant transferred, and the Holder shall be entitled to receive a new Warrant or Warrants from the Company as to the portion thereof retained (each of which new Warrants shall evidence the right to purchase one (1) Warrant Share or an integral multiple of one (1) Warrant Share). The designated transferee or transferees will be recorded in the register maintained by the Company as the Holder(s) of the new Warrant(s).

     d. FORM OF THE WARRANT. The form of the Warrant and of the election to purchase Warrant Shares (the "Subscription Form") shall be substantially as set forth respectively in Annex A and Annex B attached hereto. The Warrant and any replacement Warrant shall be executed on behalf of the Company by its Chairman of the Board, its Chief Executive Officer, President or one of its Vice Presidents. The Warrant shall be dated as of the date of execution thereof by the Company either upon initial issuance or upon transfer.

SECTION 2. TERM OF THE WARRANT; EXERCISE OF THE WARRANT; RESTRICTIONS ON EXERCISE; EXERCISE PRICE, ETC.

     a. TERM OF THE WARRANT. Subject to the terms of this Agreement, Holder shall have the right, which right may be exercised in whole or in part, from time to time, beginning on the Issuance Date and ending on January 5, 2009 (the "Expiration Date"), to purchase from the Company Warrant Shares. If the last day for the exercise of the Warrant is not a day (a "Business Day") other than a Saturday, Sunday or other day on which commercial banks in New York, New York are authorized or required by law to close, then the Warrant may be exercised on the next succeeding Business Day.

     Notwithstanding the foregoing, unless waived by the Company in writing, in no event shall Holder be entitled to exercise any portion of the Warrant to the extent that, after such exercise, the sum of (1) the number of shares of Common Stock beneficially owned by the Holder, and (2) the number of shares of Common Stock issuable upon the full or partial exercise of the Warrant with respect to which the determination of this sentence is being made, would result in beneficial ownership by Holder of more than 4.99% of the outstanding shares of Common Stock (after taking into account the shares to be issued to Holder upon such exercise). For purposes of the immediately preceding sentence, beneficial ownership shall be determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended (the "1934 Act") "), and Rule 13d-3 promulgated thereunder. The Holder further agrees that if the Holder transfers or assigns any of the Warrant to any affiliate of such Holder, such transfer or assignment shall be made subject to the transferee's or assignee's specific agreement to be bound by the provisions of this Section.

     b. VESTING OF THE WARRANT. The Warrant is fully vested and may be exercised on or after the Issuance Date in accordance with the terms of this Agreement and the Warrant.

     c. EXERCISE OF THE WARRANT. The Warrant may be exercised upon surrender to the Company, at its principal office, of the Warrant, together with the Subscription Form completed and signed, and upon payment to the Company of the Exercise Price (as defined in and determined in accordance with the provisions of Sections 2.5 and 6 hereof) for the number of Warrant Shares in respect of
    -------------       -
which such Warrant is then being exercised (such surrender of Warrant, delivery of the Subscription Form and payment of the Exercise Price hereinafter called the "Exercise of the Warrant"). Upon partial exercise, a new Warrant for the unexercised Warrant Shares shall be delivered by the Company to Holder within five (5) Business Days. Subject to Section 2.6, payment of the Exercise Price
                                      -----------
shall be by delivery of cash, or a certified or official bank check in the amount of such Exercise Price.

     Subject  to  Section 3 hereof, upon such surrender of a Warrant and payment
                  ---------
of the Exercise Price as aforesaid, the Company shall issue and cause to be delivered within five (5) Business Days to Holder or, upon the written order of the Holder, in such name or names as Holder may designate, a certificate or certificates for the number of Warrant Shares so purchased upon the exercise of such Warrant, together with cash, as provided in Section 6.4 hereof in lieu of
                                                   -----------
any fractional Warrant Shares otherwise issuable upon such surrender. Such certificate or certificates shall be deemed to have been issued and any person so designated to be named therein shall be deemed to have become a holder of record of such Warrant Shares as of the date of the Exercise of the Warrant.

SECTION 2.02 COMPLIANCE WITH GOVERNMENT REGULATIONS. HOLDER ACKNOWLEDGES THAT NEITHER THE WARRANT NOR THE WARRANT SHARES HAVE BEEN QUALIFIED OR REGISTERED UNDER THE SECURITIES ACT OR ANY STATE SECURITIES LAWS, AND THEREFORE MAY BE SOLD OR DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR QUALIFICATION ONLY PURSUANT TO AN EXEMPTION FROM SUCH REGISTRATION OR QUALIFICATION AND IN ACCORDANCE WITH THIS AGREEMENT. UNTIL SUCH TIME AS THE WARRANT SHARES HAVE BEEN REGISTERED UNDER THE SECURITIES ACT, THE WARRANT AND THE WARRANT SHARES WILL BEAR A LEGEND TO THE FOLLOWING EFFECT:

          THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR WITH THE SECURITIES COMMISSION OF ANY STATE UNDER ANY APPLICABLE STATE SECURITIES OR BLUE SKY LAWS. SUCH SECURITIES MAY NOT BE SOLD OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE
          REGISTRATION STATEMENT OR IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THOSE SECURITIES LAWS.

     a. EXERCISE PRICE. The price per share at which the Warrant Shares shall be purchasable upon exercise of the Warrant shall be $0.10 per share of Common Stock, subject to adjustment as provided in Section 6 hereof (the
                                                   ---------
"Exercise  Price").

     2.6 CASHLESS/NET EXERCISE. In lieu of exercising the Warrant or any portion thereof for cash, the Holder shall have the right to convert the Warrant, or any portion thereof, into Warrant Shares by executing and delivering to the Company, at its principal executive office, a duly executed Subscription Form, specifying the number of Warrant Shares as to which the Warrant is being exercised, and accompanied by the surrender of the Warrant. The number of Warrant Shares to be issued shall be computed using the following formula:

     X    =  [y-(A-B)]/A
     X    =  the  number  of  Warrant  Shares  to  be  issued  to  such  Holder
     Y    =  the  total  number of Warrant Shares then issuable upon exercise of the  Warrant  in  full
     A    =  the  Fair  Value  (as  defined  below)  of  one  Warrant  Share
     B    =  the  Exercise  Price  (as  adjusted)  on  the  date  of  conversion

SECTION 3. PAYMENT OF TAXES. The Company will pay all documentary stamp taxes, if any, attributable to the issuance of the initial Warrant delivered pursuant to this Agreement and Warrant Shares upon the exercise of Warrant. The Company shall not be required to pay any income tax or taxes resulting from the issuance of the Warrant or any other tax or taxes other than as set forth above which may be payable in respect of any transfer involved in the issue or delivery of the Warrant or certificates for Warrant Shares.

SECTION 4. MUTILATED OR MISSING WARRANT. In case any Warrant shall be mutilated, lost, stolen or destroyed, the Company shall issue and deliver in exchange and substitution for and upon cancellation of the mutilated Warrant, or in lieu of and substitution for the Warrant lost, stolen or destroyed, a new Warrant of like tenor and representing an equivalent right or interest; but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction of such Warrant and an agreement to indemnify the Company, also reasonably satisfactory to the Company.

SECTION  5.     RESERVATION  OF  WARRANT  SHARES.

     a. RESERVATION OF WARRANT SHARES. There have been reserved, and the Company shall at all times reserve, out of its authorized and unissued shares of Common Stock, that number of shares of Common Stock sufficient at all times to provide for the full exercise of the Warrant. The transfer agent for the Common Stock and every subsequent transfer agent ("Transfer Agent") for any shares of the Company's capital stock issuable upon the exercise of the Warrant will be and are hereby irrevocably authorized and directed at all times until 5:00 p.m. Pacific Time on the Expiration Date to reserve such number of authorized shares as shall be requisite for such purpose. The Company will keep a copy of this
Agreement on file with the Transfer Agent for any shares of the Company's capital stock issuable upon the exercise of the Warrant. The Company covenants that the issuance, sale and delivery of the Warrant in accordance with this
Agreement, and the issuance, sale and delivery of the Warrant Shares upon exercise of the Warrant have been duly authorized by all necessary corporate action on the part of the Company. Sufficient authorized but unissued shares of Common Stock have been reserved by all necessary corporate action in connection with the prospective exercise of the Warrant. The Company covenants that all Warrant Shares which may be issued upon exercise of Warrant will, upon payment in accordance with this Agreement be duly authorized, validly issued, fully paid, nonassessable, and free of and from all preemptive or stock purchase rights, taxes, liens, charges, pledges, mortgages, security interests, and other encumbrances or claims of any kind with respect thereto except as created by such Holder. The Company will supply the Transfer Agent with duly executed stock certificates for such purpose and will provide or otherwise make available any cash which may be payable as provided in Section 6.4 of this Agreement. The
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Company  will  furnish  to  such  Transfer  Agent  a  copy  of  all  notices  of adjustments, and certificates related thereto, transmitted to each Holder. Any Warrant surrendered in the exercise of the rights thereby evidenced shall be, subject to the issuance of replacement Warrant for the Warrant Shares not exercised at such time pursuant to Section 2.3, canceled by the Company.
                                         ------------

     b. CANCELLATION OF WARRANT. In the event the Company shall purchase or otherwise acquire any Warrant, the same shall be canceled and retired.

SECTION 6. ADJUSTMENT OF EXERCISE PRICE AND NUMBER OF WARRANT SHARES. The number and kind of securities purchasable upon the exercise of the Warrant and the Exercise Price shall be subject to adjustment from time to time upon the happening of certain events, as hereinafter discussed.

     a. MECHANICAL ADJUSTMENTS. The number of Warrant Shares purchasable upon the exercise of the Warrant and the Exercise Price shall be subject to adjustment as follows:

          i. SUBDIVISION OR COMBINATION OF SHARES. In case the Company shall at any time subdivide (including, without limitation through a stock split or stock dividend) its outstanding shares of Common Stock into a greater number of shares, the Exercise Price in effect immediately prior to such subdivision shall be proportionally reduced and the number of Warrant Shares purchasable hereunder shall be proportionately increased. In case the outstanding shares of the Common Stock of the Company shall be combined (including, without limitation through a reverse stock split) into a smaller number of shares, the Exercise Price in effect immediately prior to such combination shall be proportionately increased and the number of Warrant Shares purchasable hereunder shall be proportionately decreased; provided, however, in no event shall the Exercise Price for the Warrant
     --------   -------
     Shares exceed the aggregate Exercise Price of the unexercised portion of the Warrant Shares.

          ii. REORGANIZATION, MERGER, ETC. In case of any capital reorganization, reclassification or similar transaction involving the capital stock of the Company (other than as provided in Section 6.1(ii)),
                                                               ---------------
     any consolidation, merger or business combination of the Company with another corporation, or the sale, conveyance or similar transaction of all or substantially all of its assets to another corporation, shall be effected in such a way that holders of the Common Stock shall be entitled to receive stock, securities, or assets (including cash) with respect to or in exchange for shares of the Common Stock, then, prior to and as a condition of such reorganization, reclassification, consolidation, merger, business combination, sale, conveyance or similar transaction, lawful and adequate provision shall be made whereby the Holder shall thereafter have the right to receive upon exercise of the Warrant and in lieu of the Warrant Shares, such shares of stock, securities or assets (including cash) as may be issued or payable with respect to or in exchange for a number of outstanding shares of Common Stock equal to the number of shares of Common Stock immediately theretofore purchasable upon the exercise of the Warrant had such reorganization, reclassification, consolidation, merger, business combination, sale, conveyance or similar transaction not taken place. In any such case, appropriate provision shall be made with respect to the rights and interests of the Holder to the end that the provisions hereof (including, without limitation, provisions for adjustment of the Exercise Price and of the number of Warrant Shares purchasable upon the exercise of the Warrant) shall thereafter be applicable, as nearly as possible in relation to any stock, securities or assets thereafter deliverable upon the exercise of the Warrant.

          iii. ADJUSTMENT OF NUMBER OF SHARES. Subject to any applicable exceptions set forth in Section 6.1(vii) below, if and whenever after the
                               ----------------
     date hereof the Company shall in any manner (i) issue or sell any shares of its Common Stock for less than Fair Value (as defined in Section 6.1(ix) below) as determined at the date of such issuance or sale (based on the date the certificates representing such shares were issued, regardless of the date printed on such certificates), or (ii) issue, sell or grant (whether directly or indirectly or by assumption in a consolidation, merger or otherwise) any rights to subscribe for or to purchase any options, warrant, convertible securities, exchangeable securities, or any other securities or other rights to acquire from the Company shares of Common Stock (the "Common Stock Equivalents"), or issue or sell (whether directly or indirectly or by assumption in a merger or otherwise) Common Stock Equivalents, and the price per share for which Common Stock is issuable upon exercise, conversion or exchange of such Common Stock Equivalents (determined by dividing (x) the aggregate amount received or receivable by the Company as consideration for the issue, sale or grant of such Common Stock Equivalents, plus the minimum aggregate amount of additional consideration, if any, payable to the Company upon the conversion, exchange or exercise thereof, by (y) the total maximum number of shares of Common Stock issuable upon the exercise, conversion or exchange of all such Common Stock Equivalents) shall be less than the Fair Value of the Common Stock on the date of such issue, sale or grant, whether or not the rights to convert, exchange or exercise thereunder are immediately exercisable, then
     (A) the Exercise Price shall be reduced to a price determined by multiplying the Exercise Price in effect prior to the adjustment referred to in this Section 6.1(iv) by a fraction, the numerator of which is an
                   ---------------
     amount equal to the number of shares of Common Stock outstanding immediately prior to such issue, sale or grant, and the denominator of which is the total number of shares of Common Stock outstanding immediately after such issue, sale or grant (assuming exercise or conversion of any Common Stock Equivalents issued in such issue, sale or grant), and (B) the number of shares of Common Stock, taking into account all shares of Common Stock thereto issued upon exercise of each Warrant, required to be issued by the Company to the Holder (the "Exercise Quantity") shall be adjusted to equal the number obtained by dividing (x) the Exercise Price in effect immediately prior to such issue, sale or grant, multiplied by the Exercise Quantity immediately prior to such issue, sale or grant by (y) the Exercise Price resulting from the adjustment made pursuant to clause (A) above.

          iv. RECORD DATE. The record date for the holders of Common Stock for the purpose of entitling them (a) to receive a dividend or other distribution payable in shares of Common Stock or Common Stock Equivalents, or (b) to subscribe for purchase or otherwise receive any shares of Common Stock or Common Stock Equivalents shall be the date determined by the Board as the record date for such purposes or, if none is established by the Board, then the record date shall be the date immediately prior to such action.

          v. PROHIBITED ACTIONS. So long as a Warrant is outstanding, then the Company will not avoid or seek to avoid the observance or performance of any of the terms of this Agreement or the Warrant or take any action which results in the occurrence of any of the foregoing, but will at all times in good faith carry out of all such terms and take all such actions as may be necessary or appropriate in order to protect the rights of the Holder of the Warrant against dilution or other impairment.

          vi. ADJUSTMENT NOTICES TO HOLDER. Whenever the number of Warrant Shares purchasable upon the exercise of the Warrant or the Exercise Price of such Warrant Shares is adjusted, as herein provided, the Company shall, within ten (10) business days following the event which triggered such adjustment, mail by first class, postage prepaid, to each Holder notice of such adjustment or adjustments and shall deliver to each Holder a copy of a certificate (an "Adjustment Certificate") of either the Board of Directors of the Company or of a firm of independent public accountants selected by the Board of Directors of the Company (who may be the regular accountants employed by the Company) setting forth the number of Warrant Shares purchasable upon the exercise of the Warrant and the Exercise Price of such Warrant Shares after such adjustment, setting forth a brief statement of the facts requiring such adjustment and setting forth the computation by which such adjustment was made.

          vii. EXERCISE PRICE DEFINED. As used in this Agreement and the Warrant, the term "Exercise Price" shall mean the purchase price per share specified in this Agreement and the Warrant until the occurrence of an event specified in this Section 6 and thereafter shall mean said price, as
                              ---------
     adjusted  from  time  to  time,  in  accordance with the provisions of this
     Section  6.
     ----------

          viii. FAIR VALUE DEFINED. Fair Value as of a particular date shall mean the closing price for the day before the day in question. The closing price shall be the last reported sale price on the day in question or, in case no such reported sale takes place on such day, on the most recent reported sale prior to such day in question, in each case on the principal national securities exchange on which the Common Stock is listed or admitted to trading or, if not listed or admitted to trading on any national securities exchange, the last trade price as reported by the National Association of Securities Dealers Automated Quotation System, (the "NASDAQ"), Over the Counter or Bulletin Board market, or the "pink sheets," whichever is applicable. If such quotations are unavailable, or with respect to other appropriate security, property, assets, business or entity, "Fair Value" shall mean the fair value of such item as determined by mutual agreement reached by the Company and the Holder of Common Stock issuable under the Warrant or, in the event the parties are unable to agree, an opinion of an independent nationally recognized investment banking, accounting or appraisal firm or firms retained by the Company, at the Company's expense, to determine such Fair Value.

          ix. ADJUSTMENTS: ADDITIONAL SHARES, SECURITIES OR ASSETS. In the event that at any time, as a result of an adjustment made pursuant to this
     Section  6, the Holder shall, upon Exercise of the Warrant, become entitled
     ----------
     to receive shares and/or other securities or assets (other than Common Stock) then, wherever appropriate, all references herein to shares of Common Stock shall be deemed to refer to and include such shares and/or other securities or assets; and thereafter the number of such shares and/or other securities or assets.

          x. COMPUTATION OF ADJUSTMENT. If any adjustment to the number of shares of Common Stock issuable upon the exercise of each Warrant or any adjustment to the Exercise Price is required pursuant to Section 6 hereof,
                                                               ---------
     the number of shares of Common Stock issuable upon exercise of each Warrant or the Exercise Price shall be rounded up to the nearest 1/100th cent or 1/100th Share, as appropriate.

     6.2 NOTICE OF CONSOLIDATION OR MERGER. If the Company shall at any time consolidate or merge into any other corporation or transfer all or substantially all of its assets, then the Company shall deliver written notice to the Holder of such merger, consolidation or sale of assets at least twenty (20) days prior to the closing of such merger, consolidation or sale of assets and the Warrant shall terminate and expire immediately prior to the closing of such merger, consolidation or sale of assets. In addition, if the Company should be acquired by any other corporation, then this Warrant shall automatically be assumed by such acquiring corporation, and it shall be a condition to such acquisition that this Warrant be converted into the right to purchase such securities, cash or other assets delivered to holders of common stock of the Company at closing, as if this Warrant were exercised immediately prior to such closing.

     6.3 STATEMENT ON THE WARRANT. Irrespective of any adjustments in the Exercise Price or the number or kind of shares purchasable upon the exercise of the Warrant, the Warrant theretofore or thereafter issued may continue to express the same price and number and kind of shares as are stated in the
Warrant initially issuable pursuant to this Agreement; provided, however, that the Warrant shall be exercisable on the terms set forth in the latest Adjustment Certificate delivered pursuant to Section 6(a)(vi) hereof.
                                      -----------------

SECTION 7. REGISTRATION RIGHTS. So long as the Warrant Shares are not then registered or otherwise freely tradeable by the Holder, each time that the Company shall propose the registration under the Securities Act of any shares of Common Stock of the Company, notice of such proposed registration stating the total number of shares proposed to be the subject of such registration shall be given to the record owners of the Warrants. The Company will automatically include in any registration statement filed with the Commission with regard to such proposed registration the number of Registrable Securities requested to be included therein by the Holder, subject to any underwriters' cutbacks. For purposes hereof, the term "Registrable Securities" means the shares of Common Stock issuable upon exercise of the Warrants, as well as any other shares of Common Stock then beneficially owned by the Holder, to the extent such shares cannot be resold without limitation by the holders thereof without registration under the Securities Act.

SECTION 8. NO RIGHTS AS STOCKHOLDER; NOTICES TO HOLDER. Nothing contained in this Agreement or in the Warrant shall be construed as conferring upon the Holder or its permitted transferees the right to vote or to receive dividends or to consent to or receive notice as a stockholder in respect of any meeting of stockholders for the election of directors of the Company or any other matter, or any rights whatsoever as a stockholder of the Company; provided that this provision shall not limit the required notice as set forth in Section 6 hereof.
                                                               ---------

SECTION 9. INSPECTION OF WARRANT AGREEMENT. The Company shall keep copies of this Agreement and any and all notices given or received hereunder available for inspection by the Holder during normal business hours at its principal office.

SECTION 10. IDENTITY OF TRANSFER AGENT. Forthwith upon the appointment of any subsequent transfer agent for the Common Stock or any other shares of the Company's capital stock issuable upon the exercise of the Warrant the Company will notify the Holder of the name and address of such subsequent transfer agent.

SECTION 11. NOTICES. Any notices, requests and demands by the Holder to the Company pursuant to this Agreement to be effective shall be in writing (including by facsimile), and, unless otherwise expressly provided herein, shall be deemed to have been duly given or made when delivered by hand, or three (3) days after being deposited in the mail, postage prepaid, or, in the case of a facsimile notice, when received, or, in the case of delivery by a nationally recognized overnight courier, when received, addressed to the Company at the address listed in its most recently filed report with the Securities Exchange Commission, or such other address as may be provided by the Company to Holder from time to time.

Any notices, requests and demands by the Company to the Holder pursuant to this Agreement to be effective shall be in writing (including by facsimile), and, unless otherwise expressly provided herein, shall be deemed to have been duly given or made when delivered by hand, or three (3) days after being deposited in the mail, postage prepaid, or, in the case of a facsimile notice, when received, or, in the case of delivery by a nationally recognized overnight courier, when received, addressed to the Holder at their addresses on the signature page hereto. Each party hereto may from time to time change the address to which notices to it are to be delivered or mailed hereunder by notice in writing to the other party.

SECTION 12. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of California, without giving effect to principles of conflict of laws thereof The parties hereto agree to submit to the jurisdiction of the courts of the State of California in any action or proceeding arising out of or relating to this Agreement. Venue for any such actions shall be in the state or federal courts of Los Angeles, California. In the event of litigation, the prevailing party shall be entitled to reasonable attorneys' fees and costs.

SECTION 13. SUPPLEMENTS AND AMENDMENTS. The Company and the Holder may from time to time supplement or amend this Agreement in order to cure any ambiguity or to correct or supplement any provision contained herein which may be defective or inconsistent with any other provision herein, or to make any other provisions in regard to matters or questions arising hereunder which the Company and the Holder may deem necessary or desirable and which shall not be inconsistent with the provisions of the Warrant and which shall not adversely affect the interests of the Holder. Any such supplement or amendment shall be effective only if signed by the Company and the Holder.

SECTION 14. SUCCESSORS. All the covenants and provisions of this Agreement by or for the benefit of the Company shall bind and inure to the benefit of the successors and assigns of the parties hereto.

SECTION 15. BENEFITS OF THIS AGREEMENT. Nothing in this Agreement shall be construed to confer upon any person other than the Company and the Holder (and their respective successors and assigns) any legal or equitable right, remedy or claim under this Agreement and this Agreement shall be for the sole and exclusive benefit of the Company and the Holder, and their respective assignees.

SECTION 16. CAPTIONS. The captions of the Sections of this Agreement have been inserted for convenience only and shall have no substantive effect.

SECTION 17. COUNTERPARTS. This Agreement may be executed in any number of counterparts each of which when so executed shall be deemed to be an original; but such counterparts together shall constitute but one and the same instrument.

SECTION 18. LIMITATION OF LIABILITY. No provision hereof, in the absence of affirmative action by any Holder to purchase shares of Common Stock, and no enumeration herein of the rights or privileges of any Holder of a Warrant, shall give rise to any liability of such Holder for the purchase price of any Common Stock or as a shareholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

SECTION 19. WAIVER AND COURSE OF DEALING. No course of dealing or any delay or failure to exercise any right hereunder on the part of any party thereto shall operate as a waiver of such right or otherwise prejudice the rights, powers or remedies of such party.

SECTION 20. THE PARTIES HEREBY WAIVE ANY RIGHT TO TRIAL BY JURY IN ANY PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OF THE CONTEMPLATED TRANSACTIONS, WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE. THE PARTIES AGREE THAT ANY OF THEM MAY FILE A COPY OF THIS PARAGRAPH WITH ANY COURT AS WRITTEN EVIDENCE OF THE KNOWING, VOLUNTARY AND BARGAINED-FOR AGREEMENT AMONG THE PARTIES IRREVOCABLY TO WAIVE TRIAL BY JURY AND THAT ANY PROCEEDING WHATSOEVER BETWEEN THEM RELATING TO THIS AGREEMENT OR ANY OF THE CONTEMPLATED TRANSACTIONS SHALL INSTEAD BE TRIED IN A COURT OF COMPETENT JURISDICTION BY A JUDGE SITTING WITHOUT A JURY.

     IN WITNESS WHEREOF, the Company has caused this Agreement to be duly executed as of the day, month and year first above written.

HOLDER:                              THE COMPANY:
London Finance Group, Ltd.           NATIONAL PARKING SYSTEMS, INC.,
                                     a Nevada corporation

                                     By: /s/ Marc Ebersole
-----------------------------           -----------------------------
Name:                                   Name: Marc Ebersole
Title:                                  Title:CEO

                                     ANNEX A

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR WITH THE SECURITIES COMMISSION OF ANY STATE UNDER ANY APPLICABLE STATE SECURITIES OR BLUE SKY LAWS. SECURITIES MAY NOT BE SOLD OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT OR IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THOSE SECURITIES LAWS.

Warrant No. JM -                                                1,000,000 Shares

                          COMMON STOCK PURCHASE WARRANT

                              Void After 5:00 P.M.
                         Pacific Time on January 5, 2009

     THIS CERTIFIES THAT, for value received, London Finance Group, Ltd., the registered holder of this Common Stock Purchase Warrant (the "Warrant") or permitted assigns (the "Holder"), is entitled to purchase from National Parking Systems, Inc., a Nevada corporation (the "Company"), subject to Section 2.1 of the Warrant Agreement dated as of January 5, 2005, by and between the Company and London Finance Group, Ltd. (the "Warrant Agreement"), at any time until 5:00 p.m. Pacific Time on January 5, 2009 (the "Expiration Date"), 1,000,000 shares of the common stock of the Company (the "Common Stock") at a price per share of $0.10 per share (the "Purchase Price"). The number of shares purchasable upon exercise of this Warrant and the Purchase Price per share shall be subject to adjustment from time to time as set forth in the Warrant Agreement.

     This Warrant is issued under and in accordance with the Warrant Agreement and is subject to the terms and provisions contained in the Warrant Agreement, all of which are incorporated herein by reference. A copy of the Warrant Agreement maybe obtained for inspection by the Holder hereof upon written request to the Company.

     This Warrant may be exercised in whole or in part by presentation of this Warrant with the Subscription Form, the form of which is attached hereto, duly executed and simultaneous payment of the Exercise Price (subject to adjustment) at the principal office of the Company. Payment of such price shall be payable at the option of the Holder hereof in cash or by certified or official bank check or wire transfer, or by tender of securities of the Company as set forth in the Warrant Agreement.

     This Warrant may be exercised in whole or in part. Upon partial exercise, a Warrant for the unexercised portion shall be delivered to the Holder. No fractional shares will be issued upon the exercise of this Warrant but the Company shall pay the cash value of any fraction upon the exercise of the Warrant.

     The Holder hereof maybe treated by the Company and all other persons dealing with this Warrant as the absolute owner hereof for any purpose and as the person entitled to exercise the rights represented hereby, or to the transfer hereof on the books of the Company. Any notice to the contrary notwithstanding, and until such transfer on such books, the Company may treat the Holder hereof as the owner for all purposes.

     This Warrant does not entitle the Holder hereof to any of the rights as a stockholder of the Company until such time as this Warrant is exercised in accordance with the Warrant Agreement.

     NATIONAL  PARKING  SYSTEMS,  INC.,
     a  Nevada  corporation

     By:  /s/ Marc Ebersole
          --------------------------
          Name: Marc Ebersole
          Title: CEO

                                     ANNEX B
                                SUBSCRIPTION FORM

[INSERT DATE]

NATIONAL PARKING SYSTEMS, INC.

Attn:     President

Ladies and Gentlemen:

     [ ] The undersigned hereby elects to exercise the warrant issued to it by NATIONAL PARKING SYSTEMS, INC. (the "Company") pursuant to the Warrant Agreement, between the Company and London Finance Group, Ltd., dated January 5, 2005, (the "Warrant Agreement") and to purchase thereunder
                                                                   -------------
(        )  shares  of  Common Stock of the Company (the "Shares") at a purchase
 --------
price  of                  Dollars ($       ) per share or an aggregate purchase
         -----------------           -------
price  of                       Dollars  ($       )  (the  "Purchase  Price").
         ----------------------            -------

     [ ] The undersigned hereby elects under the provision set forth in Section
2.6  of  the  Warrant  Agreement  to  make  a  net exercise of the Warrant as to shares.
-------------

     Pursuant to the terms of the Warrant Agreement the undersigned has delivered the aggregate Purchase Price herewith in full in cash or by certified check or wire transfer, if applicable.

     The certificate(s) or other instruments for such shares shall be issued in the name of the undersigned or as otherwise indicated below.

                              Very truly yours,

                              By:
                                 ---------------------------------
                              Name:
                                    ------------------------------
                              Title:
                                    ------------------------------